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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File No.'s 333-92255, 33-34996, 333-04223, 333-72737 and 33-64764.

                                             PricewaterhouseCoopers LLP

Portland, Oregon
March 17, 2000